HIGHLAND FLOATING RATE ADVANTAGE FUND
HIGHLAND FLOATING RATE FUND
(the “Funds”)
Supplement dated March 8, 2011
To the Funds’ Class A, B and C Shares Prospectuses, as supplemented, and the Funds’ Class Z Shares Prospectuses, as supplemented, each dated October 31, 2010
The Boards of Trustees of the Funds each approved a proposal to merge the Funds with and into Highland Floating Rate Opportunities Fund, a newly organized, open-end series of Highland Funds I. Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Highland Floating Rate Opportunities Fund and the definitive terms of the proposed mergers will be included in proxy materials.
The mergers are subject to certain conditions, including approval by shareholders of both Funds voting separately. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Funds in the second quarter of 2011, and that a special meeting of shareholders to consider the merger will be held later in the second quarter of 2011.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Highland Floating Rate Opportunities Fund, nor is it a solicitation of any proxy. For information regarding Highland Floating Rate Opportunities Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission (“SEC”) and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.highlandfunds.com. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or to approve a merger.
Shareholders should retain this Supplement for future reference.